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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 15, 2004

ADSTAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15363	22-3666899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 325
Marina del Rey, California 90292

(Address Of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code (310) 577-8255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02: Results of Operations and Financial Condition.

     On November 15, 2004, the Registrant issued a press release announcing, and held a conference call at 4:15 p.m. Eastern Time to discuss, its financial results for the quarter ended September 30, 2004. A copy of the press release, and a transcript of the conference call, is attached as Exhibit 99.1 and 99.2 to this Current Report, respectively.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits:

Exhibit
Number	Description
99.1	Press release, dated November 15, 2004, announcing the Registrant’s results financial results for the quarter ended September 30, 2004.

99.2	Transcript from the Registrant’s teleconference held on November 15, 2004 to discuss its financial results for the quarter ended September 30, 2004.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AdStar, Inc.
Dated: November 19, 2004	By:	/s/ ANTHONY J. FIDALEO
Anthony J. Fidaleo, Chief Financial Officer

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